SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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      Date of Report (Date of earliest event reported): December 19, 2002

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                          WAVERIDER COMMUNICATIONS INC.

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               (Exact name of registrant as specified in charter)


                                     NEVADA

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         (State or other jurisdiction of incorporation or organization)



                               0-25680 33-0264030

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        (Commission File Number) (I.R.S. Employer Identification Number)




         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4

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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200

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              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)

Item 4. Change of Registrant's Certifying Accountant

(a) Previous independent accountants


(i) on December 19, 2002, WaveRider Communications Inc. (WaveRider) dismissed PricewaterhouseCoopers LLP, Canada (PwC) who had previously served as independent accountants for WaveRider.

(ii) the report of PwC on the consolidated statements as of and for the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.


(iii) the change in independent accountants was recommended by the Audit Committee and approved by the Board of Directors of WaveRider.


(iv) in connection with its audit for the fiscal years ended December 31, 2001 and 2000 and through to December 19, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to such disagreements in their report on the consolidated financial statements for such periods.


(v) WaveRider has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of this letter is filed as Exhibit 99-1 to this Form 8-K.


(b) New independent accountants.

On December 19, 2002, WaveRider engaged Wolf and Company as its new independent accountants. The engagement of Wolf and Company was recommended by the Audit Committee and approved by the Board of Directors. During the fiscal years ended December 31, 2002 and 2001 and the interim period ended September 30, 2002, WaveRider has not consulted with Wolf and Company, regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on WaveRider's financial statements, and neither a written report was provided to WaveRider or oral advice was provided that Wolf and Company concluded was an important factor considered by WaveRider in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement", as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of regulation S-K, or a "reportable event", as that term is defined in
Item 304 (a)(1)(v) of Regulation S-K.

ITEM 7. EXHIBIT INDEX

99.1 Letter from PricewaterhouseCoopers LLP regarding Change in Certifying Accountant


SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     WAVERIDER COMMUNICATIONS INC.

                                     By: /s/ D. Bruce Sinclair
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                                           D. Bruce Sinclair,
                                           Chief Executive Officer